UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

Thorne HealthTech, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40826	27-2877253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

152 W. 57th Street
New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (929) 251-6321

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	THRN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Agreement

The information contained in Item 5.02 (Employment Agreements) is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

Employment Agreement with Paul F. Jacobson

On May 25, 2023, Thorne HealthTech, Inc. (the "Company") entered into an employment agreement with Paul F. Jacobson, the Company's Chief Executive Officer ("CEO") and Chairman of the Company's Board of Directors (the "Jacobson Employment Agreement"). The Jacobson Employment Agreement provides the terms and conditions pursuant to which Mr. Jacobson is employed by the Company. Mr. Jacobson has served as the Company's co-founder, CEO, and Chairman of the Company's Board of Directors since 2010.

The Jacobson Employment Agreement provides for an annual base salary of $530,000. Mr. Jacobson is eligible to participate in the Company's annual bonus program with an annual target bonus opportunity equal to 65% of his base salary (the "Jacobson Target Bonus"). Mr. Jacobson will continue to be eligible to participate in the Company's standard benefit plans that are in effect from time to time, on the same basis as those benefit plans are generally made available to other employees of the Company. Mr. Jacobson will continue to be eligible to receive compensatory equity awards, such as stock options or restricted stock unit awards, from the Company on the terms and conditions determined by the Compensation Committee of the Company's Board of Directors in its sole discretion.

If Mr. Jacobson's employment is terminated (i) by the Company for any reason other than "Cause" (as defined in the Jacobson Employment Agreement), (ii) for "Good Reason" (as defined in the Jacobson Employment Agreement) or by the Company due to Mr. Jacobson's death, "Disability" (as defined in the Jacobson Employment Agreement) or other than for "Cause" (a "Qualifying Termination"), (iii) upon an involuntary change in role or reporting relationship within the Company, or (iv) upon an involuntary reduction of Mr. Jacobson's salary, then, subject to the Jacobson Employment Agreement, and Mr. Jacobson's execution of a separation agreement and release of claims against the Company, the Company will provide Mr. Jacobson (or Mr. Jacobson's estate or beneficiary, as applicable) with the following benefits and rights: (a) a severance payment in an amount equal to twenty-four (24) months of Mr. Jacobson's then-current base salary, (b) a bonus severance payment in an amount equal to two hundred percent (200%) of the Jacobson Target Bonus, (c) COBRA coverage for twenty-four (24) months from the termination date or the date upon which Mr. Jacobson (and Mr. Jacobson's dependents, as applicable) becomes covered under another employer's coverage or Medicare, subject to Mr. Jacobson's timely election, and (d) vesting will immediately accelerate (and exercisability, as applicable) to one hundred percent (100%) of the then un-vested and outstanding shares subject to each of the Company equity awards granted to Mr. Jacobson. In the case of an equity award subject to performance-based vesting, all performance goals and other vesting criteria will be deemed to have been successfully and completely achieved at one hundred percent (100%) of target levels.

The description above is qualified in its entirety by reference to the Jacobson Employment Agreement, which is attached as Exhibit 10.1 hereto and incorporated into this Item 5.02 by reference.

Employment Agreement with Thomas P. McKenna

On May 25, 2023, Thorne HealthTech, Inc. (the "Company") entered into an employment agreement with Thomas P. McKenna, the Chief Operating Officer ("COO") and member of the Company's Board of Directors (the "McKenna Employment Agreement"). The McKenna Employment Agreement provides the terms and conditions pursuant to which Mr. McKenna is employed by the Company. Mr. McKenna has served as the Company's COO and as a member of the Company's Board of Directors since 2010.

The McKenna Employment Agreement provides for an annual base salary of $475,000. Mr. Jacobson is eligible to participate in the Company's annual bonus program with an annual target bonus opportunity equal to 65% of his base salary (the "McKenna Target Bonus"). Mr. McKenna will continue to be eligible to participate in the Company's standard benefit plans that are in effect from time to time, on the same basis as those benefit plans are generally made available to other employees of the Company. Mr. McKenna will continue to be eligible to receive compensatory equity awards, such as stock options or restricted stock unit awards, from the Company on the terms and conditions determined by the Compensation Committee of the Company's Board of Directors in its sole discretion.

If Mr. McKenna's employment is terminated (i) by the Company for any reason other than "Cause" (as defined in the McKenna Employment Agreement), (ii) for "Good Reason" (as defined in the McKenna Employment Agreement) or by the Company due to Mr. McKenna's death, "Disability" (as defined in the McKenna Employment Agreement) or other than for "Cause" (a "Qualifying Termination"), (iii) upon an involuntary change in role or reporting relationship within the Company, or (iv) upon an involuntary reduction of Mr. McKenna's salary, then, subject to the McKenna Employment Agreement, and Mr. McKenna's execution of a separation agreement and release of claims against the Company, the Company will provide Mr. McKenna (or Mr. McKenna's estate or beneficiary, as applicable) with the following benefits and rights: (a) a severance payment in an amount equal to twenty-four (24) months of Mr. McKenna's then-current base salary, (b) a bonus severance payment in an amount equal to two hundred percent (200%) of the McKenna Target Bonus, (c) COBRA coverage for twenty-four (24) months from the termination date or the date upon which Mr. McKenna (and Mr. McKenna's dependents, as applicable) becomes covered under another employer's coverage or Medicare, subject to Mr. McKenna's timely election, and (d) vesting will immediately accelerate (and exercisability, as applicable) to one hundred percent (100%) of the then un-vested and outstanding shares subject to each of the Company equity awards granted to Mr. McKenna. In the case of an equity award subject to performance-based vesting, all performance goals and other vesting criteria will be deemed to have been successfully and completely achieved at one hundred percent (100%) of target levels.

The description above is qualified in its entirety by reference to the McKenna Employment Agreement, which is attached as Exhibit 10.2 hereto and incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Employment Agreement dated May 25, 2023 between Thorne HealthTech, Inc. and Paul F. Jacobson
10.2*	Employment Agreement dated May 25, 2023 between Thorne HealthTech, Inc. and Thomas P. McKenna
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thorne HealthTech, Inc.

Date:	June 1, 2023	By:	/s/ Saloni S. Varma
Saloni S. Varma Chief Financial Officer